UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) : January 11, 2005

BindView Development Corporation

(Exact name of registrant as specified in charter)

Texas (State of Incorporation)	000-24677 (Commission File No.)	76-0306721 (I.R.S. Employer Identification No.)

5151 San Felipe, 25th Floor Houston, Texas (Address of Principal Executive Offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 561-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Security Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On January 11, 2005, BindView Development Corporation (“BindView”) issued a press release announcing, among other things, revision of its estimated operating results for the quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The foregoing description is qualified by reference to such exhibit.

     The information furnished in this report, including the exhibit, shall not be deemed to be incorporated by reference into any of BindView’s filings with the SEC under the Securities Act of 1933, except as shall be expressly set forth by specific reference in any such filing, and shall not be deemed to be “filed” with the SEC under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

     The exhibit to this report is as follows:

Exhibit
No.	Description
99.1	Press Release of BindView Development Corporation dated January 11, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BindView Development Corporation
Dated: January 11, 2005	By:	/s/ EDWARD L. PIERCE
Edward L. Pierce,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

     We undertake to furnish to any shareholder so requesting a copy of the following exhibit upon payment to us of the reasonable costs incurred by us in furnishing such exhibit.

Exhibit	Description
99.1	Press Release of BindView Development Corporation dated January 11, 2005